Volshares Large Cap ETF
Schedule of Investments
October 31, 2021 (Unaudited)
Shares	Security Description	Value
	COMMON STOCKS - 98.1%
	Basic Materials - 3.6%
6,638	Newmont Corporation	$358,452
	Communications - 20.0%
137	Alphabet, Inc. - Class A (a)	405,646
137	Alphabet, Inc. - Class C (a)	406,261
2,353	Expedia Group, Inc. (a)	386,857
8,056	Lyft, Inc. - Class A (a)	369,528
787	Palo Alto Networks, Inc. (a)	400,654
		1,968,946
	Consumer, Cyclical - 15.7%
9,645	Delta Air Lines, Inc. (a)	377,409
6,836	Fastenal Company	390,199
8,048	Southwest Airlines Company (a)	380,509
1,852	Tractor Supply Company	402,199
		1,550,316
	Consumer, Non-Cyclical - 24.2%
10,159	Avantor, Inc. (a)	410,220
5,217	BioMarin Pharmaceutical, Inc. (a)	413,343
11,076	Keurig Dr Pepper, Inc.	399,733
10,510	Kraft Heinz Company	377,204
630	Thermo Fisher Scientific, Inc.	398,834
1,812	Verisk Analytics, Inc.	381,009
		2,380,343
	Financial - 7.7%
3,108	Northern Trust Corporation	382,408
12,690	VICI Properties, Inc.	372,452
		754,860
	Industrial - 7.8%
1,214	Rockwell Automation, Inc.	387,752
2,607	TE Connectivity, Ltd.	380,622
		768,374
	Technology - 11.4%
3,965	Citrix Systems, Inc.	375,605
4,863	Cognizant Technology Solutions Corporation - Class A	379,752
932	Fair Isaac Corporation (a)	371,122
		1,126,479
	Utilities - 7.7%
4,452	Eversource Energy	377,975
5,940	Xcel Energy, Inc.	383,664
		761,639
	TOTAL COMMON STOCKS (Cost $9,510,471)	9,669,409

	SHORT-TERM INVESTMENTS - 1.9%
181,512	First American Government Obligations Fund, Class X, 0.03% (b)	181,512
	TOTAL SHORT-TERM INVESTMENTS (Cost $181,512)	181,512
	TOTAL INVESTMENTS - 100.0% (Cost $9,691,983)	9,850,921
	Other Assets in Excess of Liabilities - 0.0% (c)	1,644
	NET ASSETS - 100.0%	$9,852,565

Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)	Rate shown is the annualized seven-day yield as of October 31, 2021.
(c)	Represents less than 0.05% of net assets.

Summary of Fair Value Disclosure at October 31, 2021 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis.  Accounting principles generally accepted in the United States of America (“U.S. GAAP”) establishes a hierarchy that prioritizes inputs to valuation methods.  The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.

To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of October 31, 2021:

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$9,669,409	$-	$-	$9,669,409
Short-Term Investments	181,512	-	-	181,512
Total Investments in Securities	$9,850,921	$-	$-	$9,850,921
^See Schedule of Investments for breakout of investments by sector classification.
For the period ended October 31, 2021, the Fund did not recognize any transfers to or from Level 3.